# Tanaka Capital Management Announces #1 Ranking Year To Date Through February 2021 For The Tanaka Growth Fund In Multicap Core Mutual Fund Category Following Its #1 Ranking For Full Year 2020

28.9% Return Compares with Refinitiv Lipper Category Average of 3.1%

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NEWS PROVIDED BY
**Tanaka Capital Management →**
Mar 18, 2021, 10:51 ET

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NEW YORK, March 18, 2021 /PRNewswire/ -- Tanaka Capital Management today announced that as published in the Wall Street Journal on March 8, 2021, the TANAKA Growth Fund (TGFRX) was ranked #1 by Refinitiv Lipper in its Multicap Core category of 683 mutual funds for the year to date through February 2021. The Fund's total return was 28.9%, compared to the Refinitiv Lipper category average of 3.1%. This compared with the Fund's benchmark Wilshire 2500 Growth index total return of 0.5% year to date and 1.7% for the S&P 500 for the same period.

"Year-to-date through March 17, 2021, the Fund is up 50.5% (vs. 6.2% for the S&P 500), on top of being up 50.9% last year (vs. 18.4% for the S&P 500) for a compound total return of 127.1%," said Graham Tanaka, President of Tanaka Capital Management. "We are encouraged that 7 of our top 10 contributors this year were not top 10 contributors in 2020, showing that our research and stock picking processes can work in different industries even as the market rotates from Technology and pure Growth sectors last year to more Pro-cyclical Value stocks this year. This year we have 3 stocks up over 120% (Biotech, Entertainment & Specialty Materials), 4 stocks up 26-46% (Uranium, Semiconductor Equipment, Financial, and Pharmaceutical), and 3 stocks up 16-18% (Private Equity, Semiconductors and Specialty Insurance). We believe this gives our pro-

active approach multiple chances to win over passive investing, index funds and ETFs. Our performance has resulted in large inflows to the Fund that are affording us the opportunity to keep the portfolio fresh by adding new ideas to contribute in the months and quarters ahead."

"Our performance has earned the Fund a #1 ranking for 2020, the month of January 2021 and now year-to-date through February as a result of our fundamental bottoms-up stock selection approach, which has enabled us to identify some of the top companies across multiple industries," said Benjamin Bratt, Vice President of Tanaka Capital Management as well as Chief Financial Officer and Chief Compliance Officer of the TANAKA Growth Fund. "Many of these companies are aligned with megatrends like clean energy, sustainability, 5G, e-commerce, cloud computing, aging demographics, and synthetic biology, which we believe can underpin long-term above-average growth and investment returns for our holdings."

Available for Business Media Interviews for Expertise in Technology, Biotech and other Durable Growth Stocks

Graham Tanaka has made numerous television appearances on CNBC, Bloomberg Television, Reuters Television, and Yahoo Finance Live and been quoted in the Wall Street Journal and numerous other business publications due to his expertise in discovering platform companies that can grow significantly for many years. He is available for interviews with business media seeking his expert commentary and his investment views on such companies as AFLAC, Intel, Dunkin' Donuts, Subaru, Novellus, ASML, Pfizer, Qualcomm, Apple, Tesla, and Amyris, all of which he identified and invested in early.

The TANAKA Growth Fund is currently open to new mutual fund investors. Investors can call 1-877-4TANAKA directly. The Fund is also available through Fidelity, Charles Schwab, TD Ameritrade, Vanguard, Wells Fargo, UBS, LPL Financial Services, Pershing, and Janney Montgomery Scott.

*Note to Editors: Please see news releases issued January 21, 2021, entitled, "Tanaka Capital Management Announces #1 Ranking by Lipper in Multicap Core Mutual Fund Category for The TANAKA Growth Fund in 2020" and also issued February 18, 2021, entitled, "Tanaka Capital Management Announces #1 Ranking for January 2021 for The TANAKA Growth Fund in the Multicap Core Mutual Fund Category Following its #1 Ranking for Full Year 2020".*

**About Tanaka Capital Management**
Founded in 1986, Tanaka Capital Management is the advisor to the TANAKA Growth Fund and also provides individually tailored investment management to high-net worth individuals, pension plans and endowments. The firm's investment philosophy reflects the view there are always misunderstood companies in the marketplace. It is our job to find these companies and validate whether they can deliver durable growth for our investors in the years ahead. Tanaka Capital Management is also accepting new clients for privately managed accounts. For more information, please visit www.tanaka.com.

*The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4TANAKA.*

*The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4TANAKA.*

*Refinitiv Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.*

**Contact:**

CapComm Partners (financial communications/investor relations)
Peter DeNardo
peter@capcommpartners.com
+1 (415) 389-6400

SOURCE Tanaka Capital Management

Related Links

http://www.tanaka.com